EXHIBIT 10.18

MUTUAL TERMINATION AGREEMENT

CB Richards Ellis, Inc. (“CBRE”) and Rob Blain (“Manager”) hereby enter into this Mutual Termination Agreement, which shall be effective February 2, 2007 (“Effective Date”).

1.	Broker and Manager agree that the following agreement is terminated effective on the Effective Date and shall have no further force or effect: Offer of Employment (letter form) executed by Manager and CBRE on January 23, 2002, along with any modifications or amendments thereto (“Employment Agreement”).

2.	By entering into this Mutual Termination Agreement, the parties hereby waive the provisions contained in the “Activities on Termination” and “Notice of Termination” sections of the Employment Agreement.

3.	Notwithstanding the termination of the Employment Agreement, Manager will remain an employee of Broker in Manager’s current position and nothing contained herein alters Manager’s “at will” employment status.

CB RICHARD ELLLIS, INC.		MANAGER

By:	/S/ BRETT WHITE	By:	/S/ ROB BLAIN
	Brett White Chief Executive Officer		Rob Blain

Dated: February 2, 2007		Dated: February 2, 2007